EXHIBIT 10.32

                             REGISTRATION AGREEMENT


     THIS AGREEMENT is made as of May 27, 1994 between MedQuist Inc., a New Jersey corporation (the "Company"), and Chemical Bank, a New York corporation ("Chemical Bank").

     The parties to this Agreement are parties to a Loan Agreement of even date herewith (the "Loan Agreement"). In order to induce Chemical Bank to enter into the Loan Agreement, the Company has agreed to issue to Chemical Bank a Warrant and to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing of the transactions contemplated by the Loan Agreement. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in paragraph 8 hereof.

     The parties hereto agree as follows:

     1.  Demand Registrations.

         (a) Requests for Registration. Subject to the provisions of this Agreement, the holders of at least a majority of the Registrable Securities may at any time request registration under Section 5 of the Securities Act. Any written request for a Demand Registration (as defined below) shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company will give written notice of such requested registration to all other holders of Registrable Securities and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. All registrations requested pursuant to this paragraph 1(a) are referred to herein as "Demand Registrations." A Demand Registration initiated by the holders of Registrable Securities will count as a Demand Registration only if (x) all of the Registrable Securities requested to be included in such registration are sold in such registration, (y) such registration would have been declared effective by the Securities and Exchange Commission but for the fact that the holders of the Registrable Securities included in such registration do not agree to the price at which such Registrable Securities could be sold or due to some other act or omission on the part of one or more holders of the Registrable Securities or (z) such registration is declared effective by the Securities and Exchange Commission but the holders of the Registrable Securities included in such registration do not sell their shares for any reason other than either (i) the inability of the Company to maintain the effectiveness of such registration as provided in this Agreement, or (ii) the failure of the Company to comply with its obligations under this Agreement; provided that in any event the Company will pay all Registration Expenses in connection with any registration initiated as a Demand Registration whether or not it has become effective.

          (b) Priority on Demand Registrations. The Company will not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the Initial Holder if the Initial Holder is participating in such Demand Registration or, without the prior written consent of the holders of a majority of the Registrable Securities participating in such Demand Registration if the Initial Holder is not participating in such Demand Registration, except that the foregoing limitation shall not apply to Heller Equity Capital Corporation ("HECC"). If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the
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Registrable Securities initially requesting registration, the Company will include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities requested to be included in such registration by each such holder. Any Persons other than holders of Registrable Securities who participate in Demand Registrations which are not at the Company's expense must pay their share of the Registration Expenses as provided in paragraph 5 hereof; provided that nothing in this sentence shall be deemed to modify any expense allocation arrangement between the Company and such Persons.

         (c) Restrictions on Demand Registrations. The Company will not be obligated to effect more than one Demand Registration.

         (d) Selection of Underwriters. The holders of a majority of the Registrable Securities requested to be included in any Demand Registration will have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company's approval which shall not be unreasonably withheld.

     2.  Piggyback Registrations.

         (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), subject to the Company's obligations under its agreements with HECC, (i) the Company will give prompt written notice (in any event within three business days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to all holders of Registrable Securities of its intention to effect such a registration and (ii) will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

         (b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations.

         (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company will include in such registration (i) first, the securities the Company proposes to sell, and (ii) second, the Registrable Securities and other securities requested to be included in such' registration, pro rata among the holders of such Registrable Securities and other securities on the basis of the number of shares requested to be included in such registration by each such holder.

         (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration initiated on behalf of holders of the Company's securities (other than Registrable Securities, in which case such registration shall be a Demand Registration), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, and (ii) the


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Registrable Securities and other securities requested to be included in such registration (including securities proposed to be sold by the Company) pro rata among the holders of such securities (including the Company) on the basis of the number of securities so requested to be included therein.

         (e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the holders of Registrable Securities shall not have the right to approve the selection of investment banker(s) and manager(s) for the offering.

         (f) Restrictions on Piggyback Registrations. The Company will not be obligated to effect more than two Piggyback Registrations.

     3.  Holdback Agreements.

         (a) Each holder of Registrable Securities agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the Holders' Holdback Period (as defined below) (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree. Upon the request of any such underwriter, such holder of Registrable Securities agrees to execute a holdback agreement with respect to such offering on terms consistent with this paragraph 3(a). The "Holders' Holdback Period" shall mean the seven day period prior to the effective date of an underwritten Demand Registration and the 90-day period (or such longer holdback period, not to exceed 180 days, imposed on officers and directors of the Company by the underwriters managing the registered public offering) beginning on the effective date of an underwritten Demand Registration.

         (b) The Company agrees not to effect, and to cause any person receiving demand registration rights from the Company after the date hereof not to effect, any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the Company's Holdback Period (except as part of such underwritten registration or pursuant to registrations on Form S-8 or S-4, or any successor forms), unless the underwriters managing the registered public offering otherwise agree. The "Company's Holdback Period" shall mean the seven day period prior to the effective date of an underwritten Demand Registration or any underwritten Piggyback Registration and the 90-day period (or such longer holdback period, not to exceed 180 days, imposed on the holders of Registrable Securities requested to be included in such public offering by the underwriters managing the public offering) beginning on the effective date of an underwritten Demand Registration or any underwritten Piggyback Registration.

     4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

         (a) prepare and file with the Securities and Exchange Commission a registration statement on any form for which the Company qualifies with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by Chemical, or if Chemical is not participating in such registration, by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel);


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         (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than six months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

         (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

         (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the underwriter requests (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

         (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

         (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule llAa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

         (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

         (h) enter into such customary agreements (including underwriting agreements in customary form) as the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (excluding, however, effecting a stock split or a combination of shares);

         (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants

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to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

         (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder;

         (k) permit any holder of Registrable Securities which holder, in its reasonable judgment, might be deemed to be an underwriter or a controlling person of the Company under applicable law, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the written Opinion of Counsel to such holder should be included;

         (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

         (m) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

         (n) obtain an opinion of in-house counsel to the Company, if one is then so employed, in customary form and covering such matters customarily covered by opinions of independent counsel to the Company in secondary registrations of securities; and

         (o) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters.

         If any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company and if in its sole and exclusive judgment, such holder is or might be deemed to be a controlling person of the Company, such holder shall have the right to require
(i) the insertion therein of language, in form and substance satisfactory to such holder and reasonably satisfactory to the Company, and presented to the Company in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such holder; provided that with respect to this clause (ii) such holder shall furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company.

         Each Holder of Registrable Securities who participates in any registration pursuant to this Agreement shall, as a condition to such participation, (i) execute and deliver such customary documents and agreements (including, without limitation, underwriting agreements, custody agreements

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and powers of attorney) in customary form as the Company or the underwriters shall reasonably request, and (ii) provide such customary information for inclusion in any registration statement as the Company and the underwriters shall reasonably request.

         In addition, each holder of Registrable Securities who participates in any registration pursuant to this Agreement hereby agrees to immediately cease utilizing in any manner, and to cause any underwriter or other person involved in a distribution of Registrable Securities to immediately cease utilizing in any manner, any preliminary prospectus, prospectus or registration statement as to which it is advised by the Company, pursuant to subsection (e) above, contains an untrue statement of material fact or omits to state a material fact necessary to make the statements contained therein not misleading.

     5.  Registration Expenses.

         (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

         (b) In the event Registration Expenses are required to be paid by the Company in connection with a Demand Registration or Piggyback Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities initially requesting such registration.

         (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder will pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.


     6.  Indemnification.

         (a) The Company agrees to indemnify to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, expenses or any amounts paid in settlement of any litigation or investigation or proceeding by any governmental body, commenced or threatened ("Claims") to which each such indemnified party may become subject under the Securities Act insofar as such Claim arose out of (i) any untrue or alleged untrue statement of material fact contained, on the effective date thereof, in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the

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statements therein not misleading, (iii) any violations by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, except insofar as the same are caused by, contained in or omitted from any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

         (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any and all Claims to which each such indemnified party may become subject under the Securities' Act insofar as such Claim arose out of (i) any untrue or alleged untrue statement of material fact contained, on the effective date thereof, in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any violations by such Person of any federal, state or common law rule or regulation applicable to such Person and relating to action required of or inaction by such Person in connection with any such registration, insofar as the same are caused by, contained in or omitted from any information furnished in writing to the Company by such holder expressly for use therein; provided that the obligation to indemnify will be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

         (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (but the failure to provide such notice shall not release the indemnifying party of its obligation under paragraph (b), unless the indemnifying party has been prejudiced by such failure to provide such notice) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, if such indemnifying party assumes the defense of such claim, such indemnifying party will pay all of its fees and expenses incurred as a result of assuming the defense of such claim. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. An indemnifying party who is entitled to, and elects to, assume the defense of a claim will not be required to pay the fees and expenses of counsel for any party indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim.

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         (d) The indemnifying party shall not be liable to indemnify any indemnified party for any settlement of any such action effected without the indemnifying party's consent. Furthermore, the indemnifying party shall not, except with the approval of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of a release from all liability in respect to such claim or litigation without any payment or consideration provided by each such indemnified party.

         (e) If the indemnification provided for in this paragraph 6 is unavailable to an indemnified party under subparagraphs (a) and (b) in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the Company, the underwriters, the sellers of Registrable Securities and any other sellers participating in the registration statement from the sale of shares pursuant to the registered offering of securities as to which indemnity is sought but also the relative fault of the Company, the underwriters, the sellers of Registrable Securities and any other sellers participating in the registration statement in connection with the statement or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, the underwriters, the sellers of Registrable Securities and any other sellers participating in the registration statement shall be deemed to be based on the relative relationship of the total net proceeds from the offering (before deducting expenses) to the Company, the total underwriting commissions and fees from the offering (before deducting expenses) to the underwriters and the total net proceeds from the offering (before deducting expenses) to the sellers of Registrable Securities and any other sellers participating in the registration statement. The relative fault of the Company, the underwriters, the sellers of Registrable Securities and any other sellers participating in the registration statement shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the underwriters or the sellers of Registrable Securities or other sellers participating in the registration statement and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (f) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

     7. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder and such holder's intended method of distribution.

     8.  Definitions.

         "Common Stock" means the Company's Common Stock, no par value.

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         "Person" shall mean any individual, corporation, partnership, company, joint venture, association, bank, trust company or trust, whether or not legal entities, or any governmental entity or agency or political subdivision thereof.

         "Registrable Securities" means (i) any Common Stock issued upon exercise of all or part of the Stock Purchase Warrant, (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and
(iii) any other shares of common stock of the Company held by Persons holding securities described in clauses (i) through (iii), inclusive, above so long as such securities were acquired pursuant to the terms of the Stock Purchase Warrant (including, without limitation, the anti-dilution provisions of the Stock Purchase Warrant). During such times as all Registrable Securities held by a holder of Registrable Securities are eligible for transfer pursuant to Rule 144 (or any similar rule then in force) such Registrable Securities shall not constitute Registrable Securities for purposes of this Agreement. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

         "Securities Act" shall mean the Securities Act of 1933, as amended from time to time or any similar federal law then in force, and any rules or regulations promulgated thereunder.

         "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, or any similar federal law then in force, and any rules or regulations promulgated thereunder.

         "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

         "Stock Purchase Warrant" means that certain stock purchase warrant to acquire shares of the Company's Common Stock issued as of the date hereof to Chemical, as the same may be amended, modified or replaced from time to time.

     9. Cooperation of Underwriters. Without limiting in any way the generality of any other provisions of this Agreement, if the Company proposes to register shares of Common Stock in a registration in which the holders of Registrable Securities would be entitled to include Registrable Securities but for a Conversion Restriction (as defined below), then the Company shall use its best efforts to cause the underwriters selected to manage such registration to purchase from such holders in connection with such registration a portion of the Warrants held by such holders which, when exercised by the underwriters in connection with such registration, is equal the number of shares of Common Stock which such holder would have elected (and been entitled) to include in such registration had such holder not been subject to such Conversion Restriction. Such securities shall be purchased on the basis (including price, discounts and similar terms) as if such securities had been exercised and/or converted by such holder and sold in such registration or qualification. For purposes of this paragraph 9, "Conversion Restriction" means a limitation or restriction contained in the Company's charter, certificate of designation, any law or regulation, any agreement to which a holder of Registrable Securities is a party or otherwise which limits or restricts such holder's ability to exercise the Stock Purchase Warrant.

     10. Miscellaneous.
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         (a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

         (b) Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

         (c) Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

         (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company Chemical Bank or, if Chemical Bank is no longer a holder of Registrable Securities, by the Company and holders of at least a majority of the Registrable Securities. No failure or delay of any holder of Registrable Securities in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

         (e) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

         (f) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         (g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

         (h) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         (i) Governing Law. The corporate laws of the State of New Jersey shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

         (j) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, one day after deposit with a reputable express courier service (charges prepaid) or upon confirmation of receipt when sent by telecopier (with hard copy to follow). Such notices, demands and other communications will be sent to Chemical Bank or the Company at the address indicated below:

                           Notices to Chemical Bank:

                           Chemical Bank
                           633 Third Avenue
                           New York, New York 10017
                           Attn:      Credit Deputy
                           Telecopy:  (212) 622-5233

                  with a copy to:

                     Kaye, Scholer, Fierman, Hays & Handler
                           425 Park Avenue
                           New York, New York  10022
                           Attn:      Jeffrey M. Epstein, Esq.
                           Telecopy:  (212) 836-8689


                  Notices to the Company:

                           MedQuist Inc.
                           20 East Clementon Road
                           Suite 102 South
                           Gibbsboro, NJ  08026
                           Attn:      Chief Executive Officer
                                      General Counsel
                           Telecopy:  (609) 782-0978


                  with a copy to Chemical Bank at the address set forth above (unless Chemical Bank or its affiliate is the originator of such notice);

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

         (k) Consent to Jurisdiction; Consent to Service of Process. THE COMPANY HEREBY CONSENTS TO THE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO CHEMICAL BANK'S ELECTION, ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. THE COMPANY ACCEPTS FOR AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. THE COMPANY HEREBY AGREES THAT SERVICE OF ALL PROCESS ON THE COMPANY IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT MAY BE SERVED BY CHEMICAL

BANK TO THE COMPANY BY REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS PROVIDED IN SECTION 10(k) HEREOF AND THAT SUCH SERVICE SHALL BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT AND SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT CHEMICAL BANK'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE CHEMICAL BANK TO BRING PROCEEDINGS AGAINST THE COMPANY IN THE COURTS OF ANY OTHER JURISDICTION.

         (l) Waiver of Jury Trial. EACH OF THE COMPANY AND CHEMICAL BANK HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER TRANSACTION DOCUMENTS, OR ANY DEALINGS AMONG THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION AND THE CHEMICAL BANK/THE COMPANY RELATIONSHIP THAT IS BEING ESTABLISHED. EACH OF THE COMPANY AND CHEMICAL BANK ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF CHEMICAL BANK OR THE COMPANY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF THE COMPANY AND CHEMICAL BANK ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT IT HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT IT WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH OF THE COMPANY AND CHEMICAL BANK FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS, OR MODIFICATIONS TO THIS AGREEMENT, THE TRANSACTION DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


CHEMICAL BANK                                          MEDQUIST INC.


By:                                           By:
     -------------------------                    --------------------------
Its:                                          Its:  Senior Vice President
     -------------------------                    --------------------------